UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

April 12, 2007

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Main Street, Natchez, Mississippi 39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 12, 2007, Britton & Koontz Capital Corporation (the “Company”) issued a press release announcing that the Company has elected early adoption of Statement of Financial Accounting Standards Nos. 157 and 159 in connection with a restructuring of a portion of its balance sheet. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Britton & Koontz Capital Corporation dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

April 12, 2007                                          /s/ W. Page Ogden
                        ____________________________
W. Page Ogden
President and Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release issued by Britton & Koontz Capital Corporation dated April 12, 2007.